ALTX TRUST
POWER OF ATTORNEY

I, the undersigned Trustee of ALTX TRUST, hereby severally constitute and appoint Vicki Horwitz, Gino Malaspina and Chris Koons each of them, as my true and lawful attorneys in-fact and agent with full power of substitution and resubstitution, and with full power to sign for me and in my name in the appropriate capacity and only for ALTX TRUST for which I serve as Trustee, any Registration Statements on Form N-IA, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the U.S. Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Thomas Hoffman
Thomas Hoffman

Dated: July 16, 2014

ALTX TRUST
POWER OF ATTORNEY

I, the undersigned Trustee of ALTX TRUST, hereby severally constitute and appoint Vicki Horwitz, Gino Malaspina and Chris Koons each of them, as my true and lawful attorneys in-fact and agent with full power of substitution and resubstitution, and with full power to sign for me and in my name in the appropriate capacity and only for ALTX TRUST for which I serve as Trustee, any Registration Statements on Form N-IA, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the U.S. Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ John Y. Keffer
John Y. Keffer

Dated: July 16, 2014

ALTX TRUST
POWER OF ATTORNEY

I, the undersigned Trustee of ALTX TRUST, hereby severally constitute and appoint Vicki Horwitz, Gino Malaspina and Chris Koons each of them, as my true and lawful attorneys in-fact and agent with full power of substitution and resubstitution, and with full power to sign for me and in my name in the appropriate capacity and only for ALTX TRUST for which I serve as Trustee, any Registration Statements on Form N-IA, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the U.S. Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Peter Lebovitz
Peter Lebovitz

Dated: July 16, 2014

ALTX TRUST
POWER OF ATTORNEY

I, the undersigned Trustee of ALTX TRUST, hereby severally constitute and appoint Vicki Horwitz, Gino Malaspina and Chris Koons each of them, as my true and lawful attorneys in-fact and agent with full power of substitution and resubstitution, and with full power to sign for me and in my name in the appropriate capacity and only for ALTX TRUST for which I serve as Trustee, any Registration Statements on Form N-IA, any and all subsequent Post-Effective Amendments to said Registration Statements, and any and all supplements or other instruments in connection therewith, to file the same with the U.S. Securities and Exchange Commission and the securities regulators of the appropriate states and territories, and granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, in my name and behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, all related requirements of the Securities and Exchange Commission and all requirements of appropriate states and territories. I hereby ratify and confirm all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

/s/ Michael Litt
Michael Litt

Dated: July 16, 2014